UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 10, 2005

RESTORATION HARDWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24261	68-0140361
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 Koch Road, Suite J, Corte Madera, California		94925
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 924-1005

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 10, 2005, the board of directors of Restoration Hardware, Inc. (the “Company”) appointed T. Michael Young as a director and as a member of its audit committee.  The board of directors also determined that Mr. Young qualifies as an “audit committee financial expert” as defined under the rules of the Securities and Exchange Commission.  Mr. Young fills a current vacancy on the board of directors and will serve as one of the Company’s Class III directors until the 2007 annual meeting of stockholders or until his earlier resignation or removal.

The press release issued by the Company announcing Mr. Young’s appointment to the board of directors is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(c)                                                 Exhibits.

Exhibit No.	Description

99.1	Press Release of Restoration Hardware, Inc., dated March 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Dated: March 11, 2005	By:	/s/ Patricia A. McKay
Patricia A. McKay
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Restoration Hardware, Inc., dated March 10, 2005.